UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

US-Dadi Fertilizer Industry International, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-35821

California	45-2725352
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2500 E. Colorado Blvd. #255, Pasadena, CA	91107
(Address of principal executive offices)	(Zip Code)

(650) 530-0699

(registrant's telephone number, including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

a.	On July 28, 2017 the Company was informed that our registered independent public accountant, KLJ & Associates, LLP, ("KLJ") declined to stand for re-appointment.

b.	KLJ's report on the financial statements for the years ended December 31, 2015 and 2016, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2016 there have been no disagreements with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KLJ’s would have caused them to make reference thereto in their report on the financial statements. Through the interim period July 28, 2017 (the date of decline to stand for re-appointment of the former accountant), there have been no disagreements with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KLJ would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized KLJ to respond fully to the inquiries of the successor accountant.

e.	During the years ended December 31, 2015 and 2016 and the interim period through August 9, 2017, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to KLJ prior to the date of the filing of this Report and requested that KLJ furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) NEW INDEPENDENT ACCOUNTANTS:

a.	On August 9, 2017, the Company engaged DALE MATHESON CARR-HILTON LABONTE LLP, CHARTERED PROFESSIONAL ACCOUNTANTS ("DMCHL") of Vancouver, BC, as its new registered independent public accountant. During the years ended December 31, 2015 and 2016 and prior to August 9, 2017 (the date of the new engagement), we did not consult with DMCHL regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by DMCHL, in either case where written or oral advice provided by DMCHL would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a. None

b. Exhibits

Number    Exhibit

------       -------

16.1         Letter from KLJ & Associates, LLP, dated July 28, 2017, regarding

Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

US-DADI Fertilizer Industry International, Inc.

Dated:      August 10, 2017

----------------------------------

Benedict Ling Yam

Chief Executive Officer